SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              BIRMINGHAM UTILITIES, INC.
 ................................................................................
                  (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     ...........................................................................

     2) Aggregate number of securities to which transaction applies:

     ...........................................................................

     3) Per unit price or other underlying value of tranaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

     4) Proposed maximum aggregate value of transaction:

     ...........................................................................

     5) Total fee paid:

     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     .......................................................

     2) Form, Schedule or Registration Statement No.:
     .......................................................

     3) Filing Party:
        Birmingham Utilities, Inc.
     .......................................................

     4) Date Filed:
        April 11, 1997
     .......................................................



                      BIRMINGHAM UTILITIES, INC.
                        230 Beaver Street
                      Ansonia, Connecticut 06401


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To be Held May 14, 1997

To the Holders of Common Stock of Birmingham Utilities, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called the "Company") has been called and will be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 14, 1997 at 2:00 P.M., local time, for the purpose of considering and acting upon the following matters:

     1.   To elect directors of the Company.

     2.   To approve independent auditors for the Company.

     3. To transact any and all other business which may lawfully come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 11, 1997, as the record date for determining the stockholders of the Company entitled to notice of and to vote at such meeting and any adjournment thereof.

     If you cannot be present in person at the meeting, please date and sign the enclosed form of proxy and return it promptly in the post-paid envelope furnished herewith.

                       By Order of the Board of Directors,

                                ANNE A. HOBSON
                                   Secretary

April 15, 1997


                           BIRMINGHAM UTILITIES, INC.
                               230 Beaver Street
                           Ansonia, Connecticut 06401

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                            To be Held May 14, 1997

                                                                April 15, 1997

     This Proxy Statement accompanies the Notice of Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called "the Company") to be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 14, 1997, at 2:00 P.M., local time (the "Meeting").

                                    GENERAL
     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The solicitation will be made by mail and the cost will be borne by the Company. Forms of proxies and proxy material may also be distributed through brokers, custodians and other like parties to the beneficial owners of stock.

     Proxies in the accompanying form received by the Company will be voted, in accordance with the terms and specifications made thereon, at the Meeting or any adjournment thereof; any such proxy may, however, be revoked at any time before it is voted by notice in writing to the Secretary of the Company.

     As of April 11, 1997, the Company had outstanding 759,069 shares of Common Stock (no par value), and only holders of Common Stock of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote.

     A plurality of votes cast by the shares of Common Stock entitled to vote at the Meeting in person or by proxy is required for approval of election of directors. Abstentions and other non-votes, such as the failure of a nominee or other record holder to vote or forward proxies to beneficial owners in sufficient time to be voted at the Meeting, have a neutral effect upon the matters presented for vote, except that in order to have a quorum, a majority of the shares of Common Stock entitled to vote must be present at the Meeting in person or by proxy. In certain circumstances, a shareholder will be considered to be present for quorum purposes but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares of Common Stock are represented at the Meeting by a proxy conferring authority to vote on certain matters but not for the election of directors or on other matters.

     The Board of Directors knows of no business other than those items listed in the Notice of Annual Meeting which may be presented to the Meeting.

     1.  ELECTION OF DIRECTORS

     The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors recommends that the number of Directors be fixed at ten and the enclosed proxy confers authority to vote for no more than ten nominees. The names of the ten nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees except Messrs. Adanti and Da Silva served as Directors in 1996 and were elected by the shareholders. All nominees listed below have consented to serve, and the Board of Directors knows of no reason why any of them would not be available.

                          NOMINEES FOR DIRECTORS

Name               Age      Business Experience During              Director
                              The Last Five Years                    Since
                            and Other Directorships
Michael J. Adanti   56     President, Southern Connecticut State
                           University; Director, Griffin Hospital      ---

Stephen P. Ahern    67     Vice President, Ogden Allied Security       1994
                           Services; Principal, Ahern Builders

Edward G. Brickett  67     Retired; Director of Finance,              1979
                           Town of Southington, Connecticut,
                           until June 1995

James E. Cohen      50     Lawyer in Practice in Derby; Director,     1982
                           Great Country Bank (1987-1993)

Betsy Henley-Cohn   44     Chairwoman of the Board of Directors of    1981
                           the Company since May of 1992; Chairman
                           and Treasurer, Joseph Cohn & Sons, Inc.
                           (painting contractors); Director, United
                           Illuminating Corp.; Director, Aristotle
                           Corp.; Director, Society for Savings
                           Bancorp, Inc. (1985-1993)

Alvaro da Silva     51     President, DSA Corp (a management company); ___
                           President BID, Inc. (residential land
                           development); Managing Member. Connecticut
                           Commercial Investors, LLC (commercial real
                           estate development); Chairman of the Inland
                           Wetlands Commission, Shelton, CT

Aldore J. Rivers    63     President of the Company                    1986

B. Lance Sauerteig  51     Lawyer in Practice in Westport; Principal   1996
                           in BLS Strategic Capital, Inc. (financial
                           and investment advisory company); previously,
                           President, First Spring Corporation, 1986-1994
                           (private family investment management company);
                           Director, Offitbank (a New York based private
                           investment management bank)

Kenneth E. Schaible 55     Bank Consultant and Real Estate Developer;  1994
                           previously, Senior Vice President, Webster
                           Bank, 1995-1996; President, Shelton Savings
                           Bank and Shelton Bancorp., Inc., 1967 to
                           1995

David Silverstone   50     Lawyer in Practice in Hartford              1994

     The Board of Directors' Audit Committee consisted of Messrs. Brickett, Schaible, Silverstone and Charles T. Seccombe during 1996. It performs the function of recommending the engagement and reviewing the performance of the Company's independent public accountants. The Audit Committee met two times in 1996. The Board of Directors' Personnel and Pension Committee consisted of
Ms. Henley-Cohn (ex-officio) and Messrs. Ahern, Brickett, Sauerteig and Seccombe and performs the function of reviewing Executive Officer compensation and proposing the same to the full Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met four times in 1996. In 1996, five meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served.

     Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years; the Company may continue to employ that firm on occasion in the future.

     Mr. Silverstone is a partner in the law firm of Silverstone & Koontz, which represented the Company on rate matters in 1995 and may do so in the future.

     Mr. Sauerteig is a principal in the law firm of Levett, Rockwood and Sanders, which provided legal services to the Company in 1996 and may do so in the future.

Nominations and Proposals by Shareholders

     The Board's Nominating Committee consists of the Board as a whole and will consider director nominees presented by the Shareholders for election at the 1997 Annual Meeting of Shareholders. Shareholders may make recommendations for director-nominees by submitting names, in writing, to the Secretary of the Company not later than February 1, 1998.

Security Ownership of Management and Certain Beneficial Owners

     (a) The following table sets forth certain information with respect to the only persons, to the knowledge of the Company, who own as much as 5% of the Company's stock, as of February 28, 1997.

Name and Address                              Amount and Nature of     Percent
of Beneficial Owner                           Beneficial Ownership     Of Class
Group consisting of Cohn Realty & Investment,  181,550   Shares (1)    23.95%
Betsy Henley-Cohn, John J. Crawford, as
custodian for Juri Henley-Cohn, and as
custodian for Jesse Henley-Cohn, Joel Cohn
Revocable Trust 1A, Betsy Cohn Spray Trust,
Harry Berkowitz Revocable Trust, Betsy Cohn
Income Trust, Rosenfield-Weisman Trust, 441
Chapel St., New Haven, CT 06510, and Ruth
Weisman, 26 Kohary Drive, New Haven, CT 06515.

John J. Crawford, 70 Indian Road, Guilford,     66,262   Shares (2)      8.74%
CT 06437

(1) Of the 181,550 shares owned by this Group, Cohn Realty & Investment (a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 35,640 shares; John J. Crawford, as custodian for Juri Henley-Cohn, has beneficial ownership of 21,785 shares; John J. Crawford, as custodian for Jesse Henley-Cohn, has beneficial ownership of 22,091 shares; Joel Cohn Revocable Trust 1A has beneficial ownership of 26,060 shares; Betsy Cohn Spray Trust has beneficial ownership of 32,188 shares; Betsy Cohn Income Trust has beneficial ownership of 10,640 shares; Harry Berkowitz Revocable Trust has beneficial ownership of 16,098 shares; Rosenfield-Weisman Trust has beneficial ownership of 7,000 shares; and Ruth Weisman has beneficial ownership of 10,228 shares. Betsy Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy Cohn Income Trust. No member of the Group owns or has the right to acquire, directly or indirectly, any other shares. Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from filings with the Securities and Exchange Commission made by the Group.

(2) Includes 5,830 shares held jointly by Mr. Crawford and his wife, 22,091 shares held by Mr. Crawford as custodian for the benefit of Jesse Henley-Cohn, and 21,785 shares held by Mr. Crawford as custodian for the benefit of Juri Henley-Cohn. Mr. Crawford has sole voting power over the shares held for the benefit of Jesse Henley-Cohn and Juri Henley-Cohn, but has no family relationship with Jesse Henley-Cohn or Juri Henley-Cohn. The 22,091 shares held in trust for the benefit of Jesse Henley-Cohn and the 21,785 shares held in trust for the benefit of Juri Henley-Cohn are also included in the shares set forth in footnote (1), above, as being held by John J. Crawford as custodian for Jesse Henley-Cohn and Juri Henley-Cohn.

     (b) The following table sets forth certain information concerning ownership of the Company's Shares by management:

                                   Common Shares
                                   Beneficially Owned          Percent
Name                               As of February 28, 1997     of Class
Stephen P. Ahern                             13,403  (1)         1.77
Edward G. Brickett                            3,550               .47
James E. Cohen                               33,598  (2)         4.43
Betsy Henley-Cohn                           181,550  (3)        23.95
Aldore J. Rivers                              2,051               .27
B. Lance Sauerteig                              200               .03
Kenneth E. Schaible                             980               .13
Charles T. Seccombe                           8,169  (4)         1.08
David Silverstone                               109               .01
Executive Officers, Directors and
     Nominees as a group, 9 in number       243,610             32.10%

(1)  Includes 1,700 shares owned by Ahern Family Limited Partnership.

(2) Includes 32,598 shares held by Mr. Cohen as the David B. Cohen, Family Trust, and 1,000 shares held in a brokerage custodial account for Mr. Cohen's benefit.

(3) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 181,550 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.

(4) All of which are held in a Trust, of which Mr. Seccombe is the Grantor and Trustee.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on review of copies of such forms furnished to the Company, or written representations that no reconciliation forms were required, the Company believes that during fiscal year ending December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

Compensation of Directors and Executive Officers

     Directors: The Company's Directors, except for Ms. Henley-Cohn and Mr. Rivers, received an annual fee of $3,000 plus $500 for each full Board meeting and $300 for each Committee meeting actually attended in 1995. Ms. Henley-Cohn received an annual salary of $49,139 for services in pursuit of land sales during 1996 and as Chairwoman of the Board of Directors.

     Executive Officers: During 1994, the Company had no Executive Officer whose total annual salary exceeded $100,000. The Company has no long-term incentive plans.

     The following table sets forth the annual cash compensation for Mr. Rivers, the Company's Chief Executive Officer, for each of 1994, 1995 and 1996.

                             Annual Compensation
Name and                                                    Securities
Principal Position            Year     Salary*     Bonus    Underlying Options**
Aldore J. Rivers,
President, CEO and Director   1994    $ 92,945      N/A        10,000
                              1995    $101,404      $2,500     N/A
                              1996    $105,404      N/A        N/A

* Includes the economic benefit of premiums on a split-dollar life insurance policy pursuant to which Mr. Rivers is the insured and the Company is the owner and paid the premiums in 1994, 1995 and 1996.

** On September 13, 1994, the Company's Board of Directors approved the
Birmingham Utilities, Inc.  1994 Stock Incentive Plan (the "1994 Plan"), subject to approval by the Company's shareholders and by the Connecticut Department of
Public Utility Control ("DPUC").  The amounts set forth in the tables, both above and below, represent the award of options to Mr. Rivers by the Personnel and Pension Committee of the Board of Directors. Approval of the 1994 Plan by
the Company's shareholders and the DPUC was received in 1995.  The options
awarded to Mr. Rivers vested on September 12, 1996.   None of the options have
been exercised, and there were no options granted to Mr. Rivers in 1996.

Employment Agreement and Split-Dollar Insurance Plan

     The Company entered into an Employment Agreement with Mr. Rivers in 1990 (the "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Rivers as President of the Company until August of 1996. The Employment Agreement was amended in 1992 and 1993.

     The Employment Agreement, as amended, provides for a so-called "Split Dollar Life Insurance" plan for the benefit of both the Company and Mr. Rivers. The plan provides for the Company to maintain insurance on Mr. Rivers' life in an amount not less than $150,000, and to pay to Mr. Rivers' designee $150,000 if he should die on or before the age of 65. The balance of the life insurance proceeds, if any, may be retained by the Company. If Mr. Rivers dies after reaching the age of 65, all death benefits of the policy are retained by the Company. The Company has agreed to pay one hundred eighty (180) monthly supplemental pension payments of $1,170 each to Mr. Rivers commencing when he reaches the age of 65 and continuing until the earlier of his death or the end of the 180-month period. The Company expects to use the proceeds of the life insurance to reimburse itself for the supplemental pension payments that may be made to Mr. Rivers after his 65th birthday.

                      THE BOARD OF DIRECTORS RECOMMENDS THAT
                        STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

     2.  INDEPENDENT AUDITORS FOR THE COMPANY

     There will be brought up for consideration at the Annual Meeting a proposal to approve the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as auditors for the Company to make the annual audit for the 1997 fiscal year.

     The Audit Committee of the Board of Directors has recommended that the Company retain Dworken, Hillman, LaMorte & Sterczala, P.C. as its independent accountants for the 1997 fiscal year.

     Representatives of Dworken, Hillman, LaMorte & Sterczala, P.C. will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.

                      THE BOARD OF DIRECTORS RECOMMENDS THAT
                        STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

     Management knows of no other business which may come before the Meeting or any adjournment thereof.

                              SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal for action at the 1998 Annual Meeting of Stockholders, such proposal must be received by the Company on or before January 1, 1998 for inclusion in the Company's Proxy Statement and Form of Proxy except where omission of such proposal is permitted by the rules of the Securities & Exchange Commission.

                                  ANNUAL REPORT

The Company's Annual Report, including the financial statements of the Company for the fiscal year ending December 31, 1996, is mailed to the shareholders of record herewith. The Annual Report is not part of this Proxy Statement.

                                                      The Board of Directors,


                                                    Anne A. Hobson, Secretary

                            BIRMINGHAM UTILITIES, INC.
                                230 Beaver Street
                            Ansonia, Connecticut 06401

           This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Aldore J. Rivers and Charles T. Seccombe as as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc., held of record by the undersigned on April 11, 1997 at the annual meeting of shareholders to be held on May 14, 1997, or any adjournment thereof.

                  (Continued and to be signed on other side)

X  Please mark your
   votes as in this
   example

               FOR all nominees    WITHHOLD
               listed at right     AUTHORITY
               (except as marked   to vote for
               to the contrary     all nominees
               below)              listed at right

1.  To elect                                   Nominees:  M. J. Adanti
    directors of                                          S. P. Ahern
    the Company                                           E. G. Brickett
                                                          J. E. Cohen
(Instructions: To withhold authority to vote for any      A. Da Silva
one or more individual nominees, write that nominee's     B. Henley-Cohn
name in the space provided below)                         A. J. Rivers
                                                          B. L. Sauterteig
________________________________________                  K. E. Schaible
                                                          D. Silverstone

                                                 FOR      AGAINST     ABSTAIN
2.  To approve the appointment of Dworken,
    Hillman, LaMorte & Sterczala, P.C., as the
    Independent Auditors of the Corporation.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

SIGNATURE(S) ______________________________     DATE ______________

SIGNATURE(S) ______________________________     DATE ______________
             Signature if jointly held

NOTE: Please sign exactly as name appears above. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
       If a corporation or partnership, please sign in full name by authorized officer or partner.